EXHIBIT 10.10

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT, by and between Safety Quick Light LLC, a limited liability company organized and existing under and by virtue of the laws of the State of Florida, having a place of business at 16111 Biscayne Blvd. North Miami FL 33160 (hereinafter “Assignor”), and SAFETY QUICK LIGHTING & FANS CORP., a corporation organized and existing under and by virtue of the laws of the State of Delaware, having a place of business at 3245 Peachtree Parkway, Suite D310 Suwanee, GA 30024 (hereinafter “Assignee”).

WHEREAS, Assignor is the owner of the following trademarks (collectively referred to as “the Marks”) together with the goodwill of the business symbolized by the Marks:

MARK	Registration No.	COUNTRY
	3,518,197	US

SAFETY QUICK LIGHT	858152	WO
SAFETY QUICK LIGHT	858152	EU
SAFETY QUICK LIGHT	1075118	AU
SAFETY QUICK LIGHT	TMA 721,539	CA
SAFETY QUICK LIGHT	3,166,354 (cancelled)	US;

WHEREAS, the parties desire to enter into this Assignment for the purpose of transferring all right, title, and interest in and to said Mark, together with the goodwill of the business symbolized by the Mark;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, sell, transfer and set over to Assignee, its successors and assigns, all rights, title, and interest in and to the Marks, together with the goodwill of the business symbolized by said Marks, in the United States, its territories and possessions, and all foreign countries throughout the world, as well as all rights of action and recovery for past, present, and future infringements thereof for the full term and all subsequent terms of the registrations as fully and entirely as the same would have been held and enjoyed by the Assignor had this Assignment not been made.

IN WITNESS WHEREOF, the parties have executed this ASSIGNMENT as of the last date below.

ASSIGNOR:

SAFETY QUICK LIGHT LLC

By: /s/ Rani Kohen

Name: Rani Kohen

Title: CEO

Date: November 14, 2013

ASSIGNEE:

SAFETY QUICK LIGHTING & FANS CORP.

By: /s/ Rani Kohen

Name: Rani Kohen

Title: Chairman

Date: November 14, 2013

SAFETY QUICK LIGHTING & FANS CORP.

By: /s/ James R. Hills

Name: James R. Hills

Title: CEO

Date: November 14, 2013

Witness:	/s/ Angella Larson-Coone	Date:	November 14, 2013

Witness:	/s/ Dinah Fuentes	Date:	November 14, 2013